UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2010
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification
Number)
123 W. Mills Ave., Suite 200
El Paso, Texas 79901
(Address of principal executive offices)
(915) 534-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed to amend the initial Form 8-K of Western Refining, Inc. (the “Company”) filed on May 27, 2010 (the “Original 8-K”). The Original 8-K contained a typographical error in Item 5.07 “Submission of Matters to a Vote of Security Holders” in the number of Broker Non-Votes reported for the election of Jeff A. Stevens as director of the Company. This Current Report on Form 8-K/A corrects that typographical error. All other reports reflected in the Original 8-K not modified herein are affirmed.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2010 Annual Meeting of Shareholders of the Company was held on May 25, 2010, at 9:00 AM MDT at the Plaza Theater, 125 Pioneer Plaza, El Paso, Texas 79901, with 72,745,053 of the Company’s shares present or represented by proxy at the meeting. This represented nearly 82% of the Company’s shares outstanding and entitled to vote as of the record date of the meeting. At the annual meeting, the shareholders elected each of the Company’s nominees for director to serve until the expiration of his term at the annual meeting of shareholders in 2013 or until his successor is chosen and qualified or until his earlier resignation or removal. The Company’s shareholders also ratified the Audit Committee’s appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to be the Company’s auditor for the fiscal year ending December 31, 2010. In addition, the shareholders approved a board proposal to approve the 2010 Incentive Plan of Western Refining, Inc. The final voting results are as follows:
(1)	Proposal 1: Elect three Class II directors to serve until the expiration of his term at the annual meeting of shareholders in 2013 or until his successor is chosen and qualified or until his earlier resignation or removal. The election of each Class II director nominee was approved as follows:

William D. Sanders	shares voted
For	50,897,188
Against	N/A
Withhold	1,314,653
Broker Non-Votes	20,533,212

Ralph A. Schmidt	shares voted
For	46,832,710
Against	N/A
Withhold	5,379,131
Broker Non-Votes	20,533,212

Jeff A. Stevens	shares voted
For	49,068,304
Against	N/A
Withhold	3,143,537
Broker Non-Votes	20,533,212
(2)	Proposal 2: Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2010. Proposal 2 was approved as follows:

shares voted
For	71,766,581
Against	760,632
Abstain	217,840
Broker Non-Votes	N/A
(3)	Proposal 3: Board proposal to approve the 2010 Incentive Plan of Western Refining, Inc. Proposal 3 was approved as follows:

shares voted
For	49,649,859
Against	2,391,297
Abstain	170,683
Broker Non-Votes	20,533,214

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Gary R. Dalke
	Name:	Gary R. Dalke
	Title:	Chief Financial Officer

Dated: May 28, 2010